EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

1st Quarter 2024

All information included in this financial supplement is unaudited.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

1Q 2024 Financial Supplement	2

Consolidated Financials
and Key Metrics

1Q 2024 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	Change	3/31/2023	3/31/2024	Change

Net income (loss)	$266	$831	$1,135	$(589)	$217	(18.4)%	$266	$217	(18.4)%
Net income (loss) attributable to the noncontrolling interest	(89)	(72)	(71)	(109)	(103)	(15.7)%	(89)	(103)	(15.7)%
Net income (loss) attributable to Holdings	$177	$759	$1,064	$(698)	$114	(35.6)%	$177	$114	(35.6)%

Non-GAAP Operating Earnings (1)	$364	$441	$413	$476	$490	34.6%	$364	$490	34.6%

Total equity attributable to Holdings' shareholders	$3,754	$3,553	$1,642	$2,649	$2,032	(45.9)%	$3,754	$2,032	(45.9)%
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	—%	1,562	1,562	—%
Total equity attributable to Holdings' common shareholders	2,192	1,991	80	1,087	470	(78.6)%	2,192	470	(78.6)%
Less: Accumulated other comprehensive income (loss)	(6,516)	(7,142)	(9,802)	(7,777)	(8,166)	(25.3)%	(6,516)	(8,166)	(25.3)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,708	$9,133	$9,882	$8,864	$8,636	(0.8)%	$8,708	$8,636	(0.8)%

Return on Equity (ex. AOCI) - TTM	19.9%	17.1%	21.7%	13.4%	12.8%		19.9%	12.8%
Non-GAAP Operating ROE (1)	17.5%	16.5%	16.3%	17.6%	19.2%		17.5%	19.2%

Debt to capital:
Debt to Capital (ex. AOCI)	29.7%	26.3%	25.0%	28.1%	27.3%		29.7%	27.3%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$0.45	$2.06	$3.02	$(2.15)	$0.30	(32.9)%	$0.45	$0.30	(32.9)%
Non-GAAP Operating Earnings (1)	$0.96	$1.17	$1.15	$1.33	$1.43	48.8%	$0.96	$1.43	48.8%
Book value per common share	$6.10	$5.69	$0.23	$3.26	$1.43	(76.5)%	$6.10	$1.43	(76.5)%
Book value per common share (ex. AOCI)	$24.25	$26.08	$28.90	$26.56	$26.36	8.7%	$24.25	$26.36	8.7%

Weighted-average common shares outstanding:
Basic	361.9	355.2	346.4	337.2	330.2	(8.7)%	361.9	330.2	(8.7)%
Diluted	364.1	356.1	348.0	337.2	332.7	(8.6)%	364.1	332.7	(8.6)%

Ending common shares outstanding	359.1	350.2	342.0	333.8	327.6	(8.8)%	359.1	327.6	(8.8)%

Return to common shareholders:
Common stock dividend	$72	$78	$77	$74	$73		$72	$73
Repurchase of common shares	214	226	238	241	253		214	253
Total capital returned to common shareholders	$286	$304	$315	$315	$326		$286	$326

Market Values:
S&P 500	4,109	4,450	4,288	4,770	5,254	27.9%	4,109	5,254	27.9%
US 10-Year Treasury	3.5%	3.8%	4.6%	3.9%	4.2%		3.5%	4.2%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

1Q 2024 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	Change	3/31/2023	3/31/2024	Change

Revenues
Policy charges and fee income	$588	$594	$599	$599	$614	4.4%	$588	$614	4.4%
Premiums	276	280	267	281	275	(0.4)%	276	275	(0.4)%
Net derivative gains (losses)	(841)	(917)	615	(1,254)	(1,376)	(63.6)%	(841)	(1,376)	(63.6)%
Net investment income (loss)	990	1,036	1,071	1,223	1,219	23.1%	990	1,219	23.1%
Investment gains (losses), net	(87)	(56)	(411)	(159)	(39)	55.2%	(87)	(39)	55.2%
Investment management and service fees	1,180	1,182	1,217	1,241	1,278	8.3%	1,180	1,278	8.3%
Other income	251	258	266	239	259	3.2%	251	259	3.2%
Total revenues	2,357	2,377	3,624	2,170	2,230	(5.4)%	2,357	2,230	(5.4)%

Benefits and other deductions
Policyholders’ benefits	730	684	693	647	677	(7.3)%	730	677	(7.3)%
Remeasurement of liability for future policy benefits	4	(7)	49	29	1	(75.0)%	4	1	—%
Change in market risk benefits and purchased market risk benefits	20	(975)	(817)	(35)	(1,100)	N/M	20	(1,100)	—%
Interest credited to policyholders’ account balances	463	501	556	563	566	22.2%	463	566	22.2%
Compensation and benefits	583	566	593	586	620	6.3%	583	620	6.3%
Commissions and distribution related payments	380	393	405	412	437	15.0%	380	437	15.0%
Interest expense	61	55	55	57	57	(6.6)%	61	57	(6.6)%
Amortization of deferred policy acquisition costs	152	155	165	169	172	13.2%	152	172	13.2%
Other operating costs and expenses	423	466	450	559	553	30.7%	423	553	30.7%
Total benefits and other deductions	2,816	1,838	2,149	2,987	1,983	(29.6)%	2,816	1,983	(29.6)%

Income (loss) from operations, before income taxes	(459)	539	1,475	(817)	247	153.8%	(459)	247	153.8%
Income tax (expense) benefit	725	292	(340)	228	(30)	(104.1)%	725	(30)	(104.1)%
Net income (loss)	266	831	1,135	(589)	217	(18.4)%	266	217	(18.4)%
Less: net (income) loss attributable to the noncontrolling interest	(89)	(72)	(71)	(109)	(103)	(15.7)%	(89)	(103)	(15.7)%
Net income (loss) attributable to Holdings	$177	$759	$1,064	$(698)	$114	(35.6)%	$177	$114	(35.6)%
Less: Preferred stock dividends	(14)	(26)	(14)	(26)	(14)	—%	(14)	(14)	—%
Net income (loss) available to Holdings' common shareholders	$163	$733	$1,050	$(724)	$100	(38.7)%	$163	$100	(38.7)%

Adjustments related to:
Variable annuity product features	$861	$(65)	$(1,380)	$1,191	$319		$861	$319
Investment gains (losses), net	87	56	411	159	39		87	39
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	9	9	8	13	17		9	17
Other adjustments (1)	45	62	91	153	91		45	91
Income tax (expense) benefit related to above adjustments	(210)	(13)	183	(319)	(98)		(210)	(98)
Non-recurring tax items (2)	(605)	(367)	36	(23)	8		(605)	8
Non-GAAP Operating earnings (3)	$364	$441	$413	$476	$490		$364	$490

Notes:
(1) Includes certain gross legal expenses related to the cost of insurance litigation of $106 million for the three months ended March 31, 2024.
(2) For the three months ended March, 31 2024, non-recurring tax items reflects the effect of uncertain tax positions for a given audit period and for the three months ended March 31, 2023 primarily includes tax valuation allowance decease.
(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

1Q 2024 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024

Assets
Total investments	$96,223	$97,722	$97,209	$102,173	$102,620
Cash and cash equivalents	5,018	7,693	6,096	8,239	10,357
Cash and securities segregated, at fair value	1,055	879	928	868	866
Broker-dealer related receivables	2,203	2,053	2,017	1,837	1,808
Deferred policy acquisition costs	6,419	6,512	6,599	6,705	6,804
Goodwill and other intangible assets, net	5,478	5,463	5,448	5,433	5,419
Amounts due from reinsurers	8,453	8,395	8,271	8,352	8,387
Current and deferred income taxes	1,294	1,726	2,035	2,050	2,063
Purchased market risk benefits	10,676	9,931	8,745	9,427	8,337
Other assets	3,629	3,391	3,945	3,323	3,618
Assets held-for-sale	671	566	681	565	745
Assets for market risk benefits	629	777	701	591	818
Separate Accounts assets	119,752	123,898	117,577	127,251	133,735
Total assets	$261,500	$269,006	$260,252	$276,814	$285,577

Liabilities
Policyholders’ account balances	$86,761	$91,595	$91,912	$95,673	$100,246
Liability for market risk benefits	15,061	13,642	13,011	14,612	12,814
Future policy benefits and other policyholders’ liabilities	16,738	16,786	16,647	17,363	17,324
Broker-dealer related payables	888	1,522	454	1,232	1,022
Customers related payables	2,595	2,526	2,321	2,201	2,162
Amounts due to reinsurers	1,428	1,404	1,424	1,450	1,377
Short-term debt	751	—	—	254	—
Long-term debt	3,819	3,819	3,820	3,820	3,821
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,169	1,484	1,541	1,559	1,580
Other liabilities	6,296	6,410	7,412	6,088	6,511
Liabilities held-for-sale	158	129	216	153	239
Separate Accounts liabilities	119,752	123,898	117,577	127,251	133,735
Total liabilities	255,416	263,215	256,335	271,656	280,831
Redeemable noncontrolling interest	613	531	636	770	991

Equity
Preferred stock	1,562	1,562	1,562	1,562	1,562
Common stock	4	4	3	5	5
Additional paid-in capital	2,298	2,297	2,308	2,328	2,322
Treasury shares	(3,400)	(3,493)	(3,592)	(3,712)	(3,801)
Retained earnings	9,806	10,325	11,163	10,243	10,110
Accumulated other comprehensive income (loss)	(6,516)	(7,142)	(9,802)	(7,777)	(8,166)
Total equity attributable to Holdings	3,754	3,553	1,642	2,649	2,032
Noncontrolling interest	1,717	1,707	1,639	1,739	1,723
Total equity	5,471	5,260	3,281	4,388	3,755
Total liabilities, redeemable noncontrolling interest and equity	$261,500	$269,006	$260,252	$276,814	$285,577

1Q 2024 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$254	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	231	—	—	—	—
Current portion of long-term debt	520	—	—	—	—
Total short-term debt	751	—	—	254	—

Total long-term debt	3,819	3,819	3,820	3,820	3,821

Total short-term and long-term debt: [A]	$4,570	$3,819	$3,820	$4,074	$3,821

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,562	$1,562
Common stock	4	4	3	5	5
Additional paid-in capital	2,298	2,297	2,308	2,328	2,322
Treasury stock, at cost	(3,400)	(3,493)	(3,592)	(3,712)	(3,801)
Retained earnings	9,806	10,325	11,163	10,243	10,110
Accumulated other comprehensive income (loss)	(6,516)	(7,142)	(9,802)	(7,777)	(8,166)
Total equity attributable to Holdings	3,754	3,553	1,642	2,649	2,032
Noncontrolling interest	1,717	1,707	1,639	1,739	1,723
Total equity	$5,471	$5,260	$3,281	$4,388	$3,755

Total equity attributable to Holdings, (ex. AOCI): [B]	$10,270	$10,695	$11,444	$10,426	$10,198

Capital:
Total capitalization (2)	$8,093	$7,372	$5,462	$6,723	$5,853
Total capitalization (ex. AOCI): [A+B] (2)	$14,609	$14,514	$15,264	$14,500	$14,019

Debt to capital:
Debt to capital (ex. AOCI) (3)	29.7%	26.3%	25.0%	28.1%	27.3%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	365.0	359.1	350.2	342.0	333.8
Repurchases	(4.5)	(3.6)	(3.4)	(3.9)	(3.2)
Retirements	(2.8)	(5.3)	(4.9)	(4.4)	(4.3)
Issuances	1.3	0.1	0.1	0.1	1.3
Ending basic common shares outstanding	359.1	350.2	342.0	333.8	327.6
Total potentially dilutive shares	2.2	1.5	1.4	1.5	2.5
Ending common shares outstanding - maximum potential dilution	361.3	351.7	343.4	335.3	330.1
Notes:
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

1Q 2024 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other

	Three Months Ended March 31, 2024
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$174	$73	$—	$528	$—	$47	$67	$—	$889
Net investment income (loss)	510	142	8	257	4	62	179	21	1,183
Net derivative gains (losses)	(5)	—	(5)	—	—	—	(8)	5	(13)
Investment management, service fees and other income	87	77	1,090	40	419	101	8	(242)	1,580
Segment revenues	766	292	1,093	825	423	210	246	(216)	3,639
Benefits and other deductions
Policyholders’ benefits	17	—	—	487	—	59	114	—	677
Remeasurement of liability for future policy benefits	(2)	—	—	(4)	—	(2)	9	—	1
Interest credited to policyholders’ account balances	246	52	—	133	—	11	124	—	566
Commissions and distribution related payments	77	44	173	40	260	40	3	(200)	437
Amortization of deferred policy acquisition costs	109	15	—	30	—	16	2	—	172
Compensation and benefits, interest expense and financing fees and other operating costs and expense	54	35	672	91	105	27	106	(16)	1,074
Segment benefits and other deductions	501	146	845	777	365	151	358	(216)	2,927
Operating earnings (loss), before income taxes	265	146	248	48	58	59	(112)	—	712
Income Taxes	(37)	(20)	(44)	(7)	(15)	(8)	17	—	(114)
Operating earnings (loss), before noncontrolling interest	228	126	204	41	43	51	(95)	—	598
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(98)	—	—	—	(10)	—	(108)
Operating earnings (loss)	$228	$126	$106	$41	$43	$51	$(105)	$—	$490

	Three Months Ended March 31, 2023
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$163	$64	$—	$520	$—	$34	$83	$—	$864
Net investment income (loss)	340	112	9	217	2	66	197	34	977
Net derivative gains (losses)	(5)	(1)	(10)	(2)	—	—	(6)	4	(20)
Investment Management, service fees and other income	90	62	1,010	32	360	106	7	(218)	1,449
Segment revenues	588	237	1,009	767	362	206	281	(180)	3,270
Benefits and other deductions
Policyholders’ benefits	24	—	—	535	—	46	125	—	730
Remeasurement of liability for future policy benefits	1	—	—	6	—	—	(3)	—	4
Interest credited to policyholders’ account balances	129	50	—	125	—	12	147	—	463
Commissions and distribution related payments	60	37	148	34	228	43	5	(175)	380
Amortization of deferred policy acquisition costs	89	15	—	29	—	16	3	—	152
Compensation and benefits, interest expense and financing fees and other operating costs and expense	47	29	637	80	91	18	103	(5)	1,000
Segment benefits and other deductions	350	131	785	809	319	135	380	(180)	2,729
Operating earnings (loss), before income taxes	238	106	224	(42)	43	71	(99)	—	541
Income Taxes	(38)	(17)	(36)	7	(11)	(11)	20	—	(86)
Operating earnings (loss), before noncontrolling interest	200	89	188	(35)	32	60	(79)	—	455
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(89)	—	—	—	(2)	—	(91)
Operating earnings (loss)	$200	$89	$99	$(35)	$32	$60	$(81)	$—	$364

1Q 2024 Financial Supplement	8

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024

Assets Under Management

AB AUM
Total AB	$675.9	$691.5	$669.0	$725.2	$758.7
Exclusion for General Account and other Affiliated Accounts	(69.3)	(73.7)	(69.8)	(75.0)	(75.9)
Exclusion for Separate Accounts	(39.5)	(41.0)	(39.3)	(44.5)	(47.3)
AB third party	$567.2	$576.8	$559.9	$605.7	$635.4

Total company AUM
AB third party	$567.2	$576.8	$559.9	$605.7	$635.4
General Account and other Affiliated Accounts (1) (3) (4)	101.2	105.4	103.3	110.4	113.0
Separate Accounts (2) (3) (4)	119.8	123.9	117.6	127.3	133.7
Total AUM	$788.1	$806.1	$780.8	$843.4	$882.1

Total Assets Under Administration (AUA) (5)	$75.6	$80.4	$79.4	$87.0	$91.9

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,124	4,101	4,141	4,406	4,320

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023 and March 31, 2024, Separate Account is inclusive of $12.3 billion, $12.6 billion, $11.7 billion, $12.5 billion and $12.9 billion & General Account AUM is inclusive of $54 million, $52 million, $51 million, $49 million and $47 million, respectively, Account Value ceded to Venerable.
(4) As of March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023 and March 31, 2024, Separate Account is inclusive of $5.9 billion, $6.3 billion, $5.9 billion, $6.4 billion and $6.9 million & General Account AUM is inclusive of $3.9 billion, $3.8 billion, $3.7 billion, $3.6 billion and $3.5 billion, respectively, Account Value ceded to Global Atlantic.
(5) Includes Advisory and Brokerage AUA included in our Wealth Management segment.

1Q 2024 Financial Supplement	9

Sales Metrics by Segment

	For the Three Months Ended						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	Change	3/31/2023	3/31/2024	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$2,843	$3,650	$3,804	$3,848	$4,314	51.8%	$2,843	$4,314	51.8%
Renewal premium and deposits	8	10	8	7	13	62.5%	8	13	61.5%
Total Gross Premiums	$2,851	$3,660	$3,812	$3,855	$4,327	51.8%	$2,851	$4,327	51.8%

Group Retirement
First year premiums and deposits	$323	$370	$343	$545	$428	32.5%	$323	$428	32.5%
Renewal premium and deposits	574	595	464	592	590	2.9%	574	590	2.9%
Total Gross Premiums	$897	$965	$807	$1,137	$1,018	13.6%	$897	$1,018	13.6%

Protection Solutions
First year premiums and deposits	$103	$107	$103	$154	$113	9.6%	$103	$113	9.4%
Renewal premium and deposits	683	662	653	667	665	(2.6)%	683	665	(2.6)%
Total Gross Premiums	$786	$769	$756	$821	$778	(1.0)%	$786	$778	(1.0)%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional	$3.0	$1.5	$4.3	$3.0	$3.3	10.0%	$3.0	$3.3	10.0%
Retail (3)	16.8	16.5	16.9	21.0	23.8	41.7%	16.8	23.8	41.7%
Private Wealth (3)	5.8	4.4	4.0	4.3	5.5	(5.2)%	5.8	5.5	(5.2)%
Firmwide Gross Sales	$25.6	$22.4	$25.2	$28.3	$32.6	27.3%	$25.6	$32.6	27.3%

Gross sales by investment service
Equity Active	$8.5	$9.3	$10.3	$9.2	$11.7	37.6%	$8.5	$11.7	37.6%
Equity Passive (1) (3)	0.2	0.4	0.4	0.2	0.7	250.0%	0.2	0.7	250.0%
Fixed Income - Taxable (3)	11.1	7.6	7.6	10.2	12.1	9.0%	11.1	12.1	9.0%
Fixed Income - Tax-Exempt (3)	3.9	3.4	3.8	5.5	5.3	35.9%	3.9	5.3	35.9%
Fixed Income Passive (1)	—	—	0.4	1.3	—	—%	—	—	—%
Alternatives/Multi-Asset Solutions (2) (3)	1.9	1.7	2.7	1.9	2.8	47.4%	1.9	2.8	47.4%
Firmwide Gross Sales	$25.6	$22.4	$25.2	$28.3	$32.6	27.3%	$25.6	$32.6	27.3%

Wealth Management
Sales by Product Type
Advisory	$2,316	$2,315	$2,369	$2,518	$2,866	23.8%	$2,316	$2,866	23.8%
Brokerage and Direct	1,099	1,172	1,272	1,308	1,357	23.6%	1,099	1,357	23.6%
Retirement, Premiums and Deposits	3,024	3,231	2,965	3,324	3,570	18.1%	3,024	3,570	18.1%
Total Sales	$6,439	$6,718	$6,606	$7,150	$7,794	21.0%	$6,439	$7,794	21.0%
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.
(3) Line item does not cross foot for the year ended 2023 due to rounding.

1Q 2024 Financial Supplement	10

Business Segments:
Operating Earnings Results and Metrics

1Q 2024 Financial Supplement	11

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	Change	3/31/2023	3/31/2024	Change

Revenues
Policy charges, fee income and premiums	$163	$165	$169	$163	$174	6.7%	$163	$174	6.7%
Net investment income (loss)	340	391	438	474	510	50.0%	340	510	50.0%
Net derivative gains (losses)	(5)	(5)	(5)	(5)	(5)	—%	(5)	(5)	—%
Investment management, service fees and other income	90	96	91	83	87	(3.3)%	90	87	(3.3)%
Segment revenues	588	647	693	715	766	30.3%	588	766	30.3%

Benefits and other deductions
Policyholders’ benefits	24	19	20	19	17	(29.2)%	24	17	(29.2)%
Remeasurement of liability for future policy benefits	1	(1)	—	—	(2)	(300.0)%	1	(2)	(300.0)%
Interest credited to policyholders’ account balances	129	160	186	224	246	90.7%	129	246	90.7%
Commissions and distribution-related payments	60	63	69	69	77	28.3%	60	77	28.3%
Amortization of deferred policy acquisition costs	89	92	102	105	109	22.5%	89	109	22.5%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	47	43	51	53	54	14.9%	47	54	14.9%
Segment benefits and other deductions	350	376	428	470	501	43.1%	350	501	43.1%

Operating earnings (loss), before income taxes	238	271	265	245	265	11.3%	238	265	11.3%
Income taxes	(38)	(37)	(55)	(39)	(37)	2.6%	(38)	(37)	2.6%
Operating earnings (loss), before noncontrolling interest	200	234	210	206	228	14.0%	200	228	14.0%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$200	$234	$210	$206	$228	14.0%	$200	$228	14.0%

Summary Metrics

Operating earnings (loss) - TTM:	$759	$807	$834	$850	$878	15.7%	$759	$878	15.7%

Average Account Value (TTM)	$74,819	$75,675	$77,955	$82,361	$87,169	16.5%	$74,819	$87,169	16.5%

Return on assets (TTM)	1.23%	1.27%	1.28%	1.24%	1.20%		1.23%	1.20%

Net flows	$932	$1,501	$1,663	$1,460	$1,649	76.9%	$932	$1,649	76.9%

First year premiums and deposits	$2,843	$3,650	$3,804	$3,848	$4,314	51.8%	$2,843	$4,314	51.8%

In-force Policy Count by Product (in thousands):	590	596	604	610	616		590	616

1Q 2024 Financial Supplement	12

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	3/31/2023	3/31/2024

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$1,997	$2,626	$2,847	$2,931	$3,023	$1,997	$3,023
SCS Income	243	258	214	218	393	243	393
Retirement Cornerstone	300	511	518	477	561	300	561
Investment Edge	253	216	190	185	310	253	310
Other	50	39	35	37	27	50	27
Total First Year Premiums and Deposits	$2,843	$3,650	$3,804	$3,848	$4,314	$2,843	$4,314

Account Values
General Account:
Balance as of beginning of period	$37,822	$41,166	$45,304	$46,332	$52,062	$37,822	$52,062
Gross premiums and deposits (1)	2,172	2,752	2,951	2,918	3,392	2,172	3,392
Surrenders, withdrawals and benefits	(870)	(955)	(972)	(1,101)	(1,205)	(870)	(1,205)
Net flows	1,302	1,797	1,979	1,817	2,187	1,302	2,187
Investment performance, interest credited and policy charges	2,039	2,341	(951)	3,913	3,008	2,039	3,008
Other	3	—	—	—	—	3	—
Balance as of end of period	$41,166	$45,304	$46,332	$52,062	$57,257	$41,166	$57,257
Separate Accounts:
Balance as of beginning of period	$36,455	$37,634	$38,589	$36,820	$39,619	$36,455	$39,619
Gross premiums and deposits (1)	699	923	881	949	946	699	946
Surrenders, withdrawals and benefits	(1,069)	(1,219)	(1,197)	(1,306)	(1,484)	(1,069)	(1,484)
Net flows	(370)	(296)	(316)	(357)	(538)	(370)	(538)
Investment performance, interest credited and policy charges	1,545	1,251	(1,453)	3,156	1,981	1,545	1,981
Other	4	—	—	—	—	4	—
Balance as of end of period	$37,634	$38,589	$36,820	$39,619	$41,062	$37,634	$41,062
Total:
Balance as of beginning of period	$74,277	$78,800	$83,893	$83,152	$91,681	$74,277	$91,681
Gross premiums and deposits (1)	2,871	3,675	3,832	3,867	4,338	2,871	4,338
Surrenders, withdrawals and benefits	(1,939)	(2,174)	(2,169)	(2,407)	(2,689)	(1,939)	(2,689)
Net flows	932	1,501	1,663	1,460	1,649	932	1,649
Investment performance, interest credited and policy charges	3,584	3,592	(2,404)	7,069	4,989	3,584	4,989
Other	7	—	—	—	—	7	—
Balance as of end of period	$78,800	$83,893	$83,152	$91,681	$98,319	$78,800	$98,319

Net Amount at Risk (NAR)
Total GMIB NAR	$7	$12	$10	$14	$17	$7	$17
Total GMWB NAR	$—	$—	$—	$—	$—	$—	$—
Total GMDB NAR	$3,458	$3,294	$3,755	$3,104	$2,868	$3,458	$2,868
MRB Reserves (Net of Reinsurance)	$367	$168	$354	$618	$320	$367	$320
Notes:
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

1Q 2024 Financial Supplement	13

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	Change	3/31/2023	3/31/2024	Change

Revenues
Policy charges, fee income and premiums	$64	$66	$71	$67	$73	14.1%	$64	$73	14.1%
Net investment income (loss)	112	132	128	125	142	26.8%	112	142	26.8%
Net derivative gains (losses)	(1)	—	—	—	—	100.0%	(1)	—	100.0%
Investment management, service fees and other income	62	69	68	58	77	24.2%	62	77	24.2%
Segment revenues	237	267	267	250	292	23.2%	237	292	23.2%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—%	—	—	—%
Remeasurement of liability for future policy benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	50	52	55	58	52	4.0%	50	52	4.0%
Commissions and distribution-related payments	37	47	35	36	44	18.9%	37	44	18.9%
Amortization of deferred policy acquisition costs	15	15	14	15	15	—%	15	15	—%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	29	29	31	24	35	20.7%	29	35	20.7%
Segment benefits and other deductions	131	143	135	133	146	11.5%	131	146	11.5%

Operating earnings (loss), before income taxes	106	124	132	117	146	37.7%	106	146	37.7%
Income taxes	(17)	(17)	(27)	(19)	(20)	(17.6)%	(17)	(20)	(17.6)%
Operating earnings (loss), before noncontrolling interest	89	107	105	98	126	41.6%	89	126	41.6%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$89	$107	$105	$98	$126	41.6%	$89	$126	41.6%

Summary Metrics

Operating earnings (loss) - TTM:	$391	$387	$393	$399	$436	11.5	$391	$436	11.5%

Average Account Value (TTM)	$38,497	$36,287	$34,823	$34,175	$35,472	(7.9)%	$38,497	$35,472	(7.9)%

Return on assets (TTM)	1.23%	1.27%	1.35%	1.40%	1.46%		1.23%	1.46%

Net flows (1) (2)	$29	$(20)	$(130)	$(135)	$(132)	(555.2)%	$29	$(132)	(556.3)%

Gross premiums and deposits (2)	$897	$965	$807	$1,137	$1,018	13.6%	$897	$1,018	13.6%

Notes:
(1) Net of the Global Atlantic transaction.
(2) Balances for the three months ended March 31, 2023, June 30, 2023 and September 30, 2023 were revised from previously filed financial statement supplement.

1Q 2024 Financial Supplement	14

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	3/31/2023	3/31/2024

Sales Metrics
Gross premiums and deposits:
First-year premiums and deposits	$323	$370	$343	$545	$428	$323	$428
Renewal premiums and deposits	574	595	464	592	590	574	590
Group Retirement premiums and deposits	$897	$965	$807	$1,137	$1,018	$897	$1,018

Gross premiums and deposits by market:
Tax-exempt	$211	$274	$260	$368	$317	$211	$317
Corporate	84	70	54	149	93	84	93
Institutional	25	23	26	24	15	25	15
Other	3	3	3	4	3	3	3
Total first year premiums and deposits	323	370	343	545	428	323	428
Tax-exempt	428	471	341	463	453	428	453
Corporate	105	89	94	90	99	105	99
Institutional	—	—	—	—	—	—	—
Other	41	35	29	39	38	41	38
Total renewal premiums and deposits	574	595	464	592	590	574	590
Group Retirement premiums and deposits by market	$897	$965	$807	$1,137	$1,018	$897	$1,018

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$9,175	$9,121	$9,088	$9,002	$8,963	$9,175	$8,963
Gross premiums and deposits	200	241	198	257	222	200	222
Surrenders, withdrawals and benefits	(331)	(351)	(326)	(404)	(360)	(331)	(360)
Net flows (1) )(3)	(131)	(110)	(128)	(147)	(138)	(131)	(138)
Investment performance, interest credited and policy charges (1) (3)	81	77	42	96	69	81	69
Other (2) (3)	(4)	—	—	12	(11)	(4)	(11)
Balance as of end of period (3)	$9,121	$9,088	$9,002	$8,963	$8,883	$9,121	$8,883

Separate Accounts and Mutual Funds
Balance as of beginning of period	$22,830	$24,446	$25,898	$24,848	$27,507	$22,830	$27,507
Gross premiums and deposits	697	724	609	880	796	697	796
Surrenders, withdrawals and benefits	(537)	(634)	(611)	(868)	(790)	(537)	(790)
Net flows (1) (3)	160	90	(2)	12	6	160	6
Investment performance, interest credited and policy charges (1) (3)	1,426	1,362	(1,048)	2,658	2,083	1,426	2,083
Other (2) (3)	30	—	—	(11)	11	30	11
Balance as of end of period (3)	$24,446	$25,898	$24,848	$27,507	$29,607	$24,446	$29,607

Total:
Balance as of beginning of period	$32,005	$33,567	$34,986	$33,850	$36,470	$32,005	$36,470
Gross premiums and deposits	897	965	807	1,137	1,018	897	1,018
Surrenders, withdrawals and benefits	(868)	(985)	(937)	(1,272)	(1,150)	(868)	(1,150)
Net flows (1)	29	(20)	(130)	(135)	(132)	29	(132)
Investment performance, interest credited and policy charges (1)	1,507	1,439	(1,006)	2,754	2,152	1,507	2,152
Other (2)	26	—	—	1	—	26	—
Balance as of end of period	$33,567	$34,986	$33,850	$36,470	$38,490	$33,567	$38,490
Notes:
(1) Net of the Global Atlantic transaction.
(2) For the three months ended March 31, 2023, amounts reflect a total special payment applied to the accounts of active clients as part of a previously disclosed settlement agreement between Equitable Financial and the SEC.

(3) Balances for the three months ended March 31, 2023, June 30, 2023 and September 30, 2023 were revised from previously filed financial statement supplement.

1Q 2024 Financial Supplement	15

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	Change	3/31/2023	3/31/2024	Change

Revenues
Net investment income (loss)	$9	$2	$(9)	$16	$8	(11.1)%	$9	$8	(11.1)%
Net derivative gains (losses)	(10)	(1)	9	(14)	(5)	50.0%	(10)	(5)	50.0%
Investment management, service fees and other income	1,010	999	1,034	1,072	1,090	7.9%	1,010	1,090	7.9%
Segment revenues	1,009	1,000	1,034	1,074	1,093	8.3%	1,009	1,093	8.3%

Benefits and other deductions
Commissions and distribution-related payments	148	150	156	156	173	16.9%	148	173	16.9%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	637	647	658	679	672	5.1%	637	672	5.1%
Total benefits and other deductions	785	797	814	835	845	7.6%	785	845	7.6%

Operating earnings (loss), before income taxes	224	203	220	239	248	10.7%	224	248	10.7%
Income taxes	(36)	(24)	(36)	(30)	(44)	(22.2)%	(36)	(44)	(22.2)%
Operating earnings (loss), before noncontrolling interest	188	179	184	209	204	8.5%	188	204	8.5%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(89)	(80)	(85)	(95)	(98)	(10.1)%	(89)	(98)	(10.1)%
Operating earnings (loss)	$99	$99	$99	$114	$106	7.1%	$99	$106	7.1%

Summary Metrics

Adjusted operating margin (1)	28.7%	27.0%	28.0%	29.2%	30.3%		28.7%	30.3%

Net flows (in billions USD)	$0.8	$(4.0)	$(1.9)	$(1.8)	$0.5		$0.8	$0.5

Total AUM (in billions USD)	$675.9	$691.5	$669.0	$725.2	$758.7		$675.9	$758.7

Ownership Structure of AB

Holdings and its subsidiaries	60.0%	59.9%	60.3%	59.8%	59.6%		60.0%	59.6%
AB Holding	39.3%	39.3%	39.0%	39.5%	39.7%		39.3%	39.7%
Unaffiliated holders	0.7%	0.8%	0.7%	0.7%	0.7%		0.7%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	61.4%	61.4%	61.7%	61.2%	61.0%		61.4%	61.0%
EQH average economic interest	61.4%	61.4%	61.5%	61.6%	61.1%		61.4%	61.1%

Units of limited partnership outstanding (in millions)	285.7	285.7	284.0	286.6	287.3		285.7	287.3
Notes:
(1) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein. During the second quarter of 2023, AB revised adjusted operating income to exclude interest on borrowings. We have recast prior periods presentation to align with the current period presentation.

1Q 2024 Financial Supplement	16

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024

AUM Roll-forward
Balance as of beginning of period	$646.4	$675.9	$691.5	$669.0	$725.2
Sales/new accounts	25.6	22.4	25.2	28.3	32.6
Redemptions/terminations	(20.6)	(23.1)	(20.3)	(24.1)	(25.2)
Cash flow/unreinvested dividends	(4.2)	(3.3)	(6.8)	(6.0)	(6.9)
Net long-term (outflows) inflows	0.8	(4.0)	(1.9)	(1.8)	0.5
Acquisition	—	—	—	—	—
Market appreciation (depreciation)	28.7	19.6	(20.6)	58.0	33.0
Net change	29.5	15.6	(22.5)	56.2	33.5
Balance as of end of period	$675.9	$691.5	$669.0	$725.2	$758.7

Ending Assets by distribution channel
Institutions	$306.6	$309.2	$296.9	$317.1	$322.5
Retail	256.7	266.6	259.2	286.8	308.0
Private Wealth	112.6	115.7	112.9	121.3	128.2
Total	$675.9	$691.5	$669.0	$725.2	$758.7

Ending Assets by investment service
Equity
Actively Managed	$229.1	$235.9	$226.8	$247.5	$264.1
Passively Managed (1)	56.6	60.5	56.0	62.1	64.7
Total Equity	$285.7	$296.4	$282.8	$309.6	$328.8
Fixed Income
Actively Managed	$253.7	$258.4	$250.6	$269.7	$276.1
Passively Managed (1)	9.5	9.4	9.4	11.4	11.2
Total Fixed Income	263.2	267.8	260.0	281.1	287.3
Total Alternatives/Multi-Asset Solutions (2)	127.0	127.3	126.2	134.5	142.6
Total	$675.9	$691.5	$669.0	$725.2	$758.7

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

1Q 2024 Financial Supplement	17

Investment Management and Research - Net Flows
	For the Three Months Ended					For the Three Months Ended
(in billions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	3/31/2023	3/31/2024
Net Flows by Distribution Channel
Institutions
US	$—	$4.0	$(1.6)	$(1.0)	$(1.5)	$—	$(1.5)
Global and Non-US	(2.7)	(7.2)	(1.9)	(1.5)	(2.7)	(2.7)	(2.7)
Total Institutions	$(2.7)	$(3.2)	$(3.5)	$(2.5)	$(4.2)	$(2.7)	$(4.2)
Retail
US	$—	$(1.0)	$2.5	$1.4	$1.9	$—	$1.9
Global and Non-US	1.6	0.3	(0.9)	(0.1)	2.3	1.6	2.3
Total Retail	$1.6	$(0.7)	$1.6	$1.3	$4.2	$1.6	$4.2
Private Wealth
US	$2.0	$0.3	$0.1	$(0.1)	$0.7	$2.0	$0.7
Global and Non-US	(0.1)	(0.4)	(0.1)	(0.5)	(0.2)	(0.1)	(0.2)
Total Private Wealth	$1.9	$(0.1)	$—	$(0.6)	$0.5	$1.9	$0.5
Total Net Flows by Distribution Channel	$0.8	$(4.0)	$(1.9)	$(1.8)	$0.5	$0.8	$0.5
Net Flows by Investment Service
Equity Active
US	$(1.4)	$(3.0)	$1.4	$(3.3)	$(1.5)	$(1.4)	$(1.5)
Global and Non-US	(2.0)	(3.8)	(1.6)	(1.7)	(4.7)	(2.0)	(4.7)
Total Equity Active	$(3.4)	$(6.8)	$(0.2)	$(5.0)	$(6.2)	$(3.4)	$(6.2)
Equity Passive (1)
US	$(0.6)	$—	$(2.6)	$(0.3)	$(3.2)	$(0.6)	$(3.2)
Global and Non-US	(0.2)	(0.3)	0.2	(0.2)	(0.1)	(0.2)	(0.1)
Total Equity Passive (1)	$(0.8)	$(0.3)	$(2.4)	$(0.5)	$(3.3)	$(0.8)	$(3.3)
Fixed Income - Taxable
US	$2.5	$5.4	$0.2	$0.7	$1.3	$2.5	$1.3
Global and Non-US	1.0	(0.5)	(2.6)	(0.1)	3.3	1.0	3.3
Total Fixed Income - Taxable	$3.5	$4.9	$(2.4)	$0.6	$4.6	$3.5	$4.6
Fixed Income - Tax-Exempt
US	$1.6	$0.9	$1.3	$1.9	$2.9	$1.6	$2.9
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$1.6	$0.9	$1.3	$1.9	$2.9	$1.6	$2.9
Fixed Income - Passive (1)
US	$(0.1)	$(0.1)	$0.5	$1.2	$—	$(0.1)	$—
Global and Non-US	(0.1)	0.2	(0.1)	—	(0.1)	(0.1)	(0.1)
Total Fixed Income - Passive (1)	$(0.2)	$0.1	$0.4	$1.2	$(0.1)	$(0.2)	$(0.1)
Alternatives/Multi-Asset Solutions (2)
US	$—	$0.1	$0.2	$0.1	$1.6	$—	$1.6
Global and Non-US	0.1	(2.9)	1.2	(0.1)	1.0	0.1	1.0
Total Alternatives/Multi-Asset Solutions (2)	$0.1	$(2.8)	$1.4	$—	$2.6	$0.1	$2.6
Total Net Flows by Investment Service	$0.8	$(4.0)	$(1.9)	$(1.8)	$0.5	$0.8	$0.5
Active vs. Passive Net Flows
Actively Managed
Equity	$(3.4)	$(6.8)	$(0.2)	$(5.0)	$(6.2)	$(3.4)	$(6.2)
Fixed Income	5.1	5.8	(1.1)	2.5	7.5	5.1	7.5
Alternatives/Multi-Asset Solutions (2)	0.1	(3.0)	1.2	(0.3)	2.4	0.1	2.4
Total	$1.8	$(4.0)	$(0.1)	$(2.8)	$3.7	$1.8	$3.7
Passively Managed (1)
Equity	$(0.8)	$(0.3)	$(2.4)	$(0.5)	$(3.3)	$(0.8)	$(3.3)
Fixed Income	(0.2)	0.1	0.4	1.2	(0.1)	(0.2)	(0.1)
Alternatives/Multi-Asset Solutions (2)	—	0.2	0.2	0.3	0.2	—	0.2
Total	$(1.0)	$—	$(1.8)	$1.0	$(3.2)	$(1.0)	$(3.2)
Total Active vs Passive Net Flows	$0.8	$(4.0)	$(1.9)	$(1.8)	$0.5	$0.8	$0.5
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

1Q 2024 Financial Supplement	18

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	Change	3/31/2023	3/31/2024	Change

Revenues
Policy charges, fee income and premiums	$520	$524	$516	$544	$528	1.5%	$520	$528	1.5%
Net investment income (loss)	217	242	260	233	257	18.4%	217	257	18.4%
Net derivative gains (losses)	(2)	(16)	7	(5)	—	100.0%	(2)	—	100.0%
Investment management, service fees and other income	32	34	39	35	40	25.0%	32	40	25.0%
Segment revenues	767	784	822	807	825	7.6%	767	825	7.6%

Benefits and other deductions
Policyholders’ benefits	535	484	512	444	487	(9.0)%	535	487	(9.0)%
Remeasurement of liability for future policy benefits	6	(2)	(16)	30	(4)	(166.7)%	6	(4)	(166.7)%
Interest credited to policyholders’ account balances	125	130	137	128	133	6.4%	125	133	6.4%
Commissions and distribution-related payments	34	36	37	51	40	17.6%	34	40	17.6%
Amortization of deferred policy acquisition costs	29	30	30	31	30	3.4%	29	30	3.4%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	80	77	81	90	91	13.8%	80	91	13.8%
Segment benefits and other deductions	809	755	781	774	777	(4.0)%	809	777	(4.0)%

Operating earnings (loss), before income taxes	(42)	29	41	33	48	214.3%	(42)	48	214.3%
Income taxes	7	(5)	(7)	(5)	(7)	(200.0)%	7	(7)	(200.0)%
Operating earnings (loss), before noncontrolling interest	(35)	24	34	28	41	217.1%	(35)	41	217.1%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$(35)	$24	$34	$28	$41	217.1%	$(35)	$41	217.1%

Summary Metrics

Operating earnings (loss) - TTM:	$65	$(21)	$(18)	$51	$127	95.4%	$65	$127	95.4%

Benefit ratio	86.0%	78.3%	79.0%	70.9%	75.2%		86.8%	75.2%

Gross written premiums	$786	$769	$756	$821	$778	(1.0)%	$786	$778	(1.0)%

Annualized premiums	$76	$78	$79	$102	$80	5.1%	$76	$80	5.4%

Total in-force face amount (in billions USD) (1)	$415.5	$414.7	$413.2	$412.3	$413.2	(0.5)%	$415.5	$413.2	(0.5)%

Notes:
(1) Total in-force face amount presented on a gross basis including ceded policies.

1Q 2024 Financial Supplement	19

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	3/31/2023	3/31/2024

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	2	3	4	2	2	2	2
Variable Universal Life	72	76	72	119	80	72	80
Term	3	3	3	3	3	3	3
Employee Benefits	26	25	24	29	28	26	28
Other (1)	—	—	—	1	—	—	—
Total	$103	$107	$103	$154	$113	$103	$113

Renewals by Product Line:
Universal Life	$188	$179	$187	$175	$169	$188	$169
Indexed Universal Life	76	73	71	68	74	76	74
Variable Universal Life	258	251	236	257	251	258	251
Term	94	89	88	92	92	94	92
Employee Benefits	63	66	68	71	75	63	75
Other (1)	4	4	3	4	4	4	4
Total	683	662	653	667	665	683	665
Total Gross Premiums	$786	$769	$756	$821	$778	$786	$778

In-force Metrics
In-force Face Amount by Product (2) (in billions USD):
Universal Life (3)	$42.5	$42.0	$41.5	$40.9	$40.6	$42.5	$40.6
Indexed Universal Life	27.3	27.2	27.1	26.9	26.6	27.3	26.6
Variable Universal Life (4)	133.9	134.8	135.4	136.9	138.1	133.9	138.1
Term	210.5	209.6	208.1	206.5	206.8	210.5	206.8
Whole Life	1.2	1.1	1.1	1.1	1.1	1.2	1.1
Total	$415.5	$414.7	$413.2	$412.3	$413.2	$415.5	$413.2

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	127	125	123	122	120	127	120
Indexed Universal Life	64	63	63	63	63	64	63
Variable Universal Life (4)	292	292	292	291	290	292	290
Term	253	251	248	245	246	253	246
Whole Life	15	15	15	15	15	15	15
Total	751	746	741	736	734	751	734

Protection Solutions Reserves
General Account	$18,137	$18,071	$17,949	$18,184	$18,167	$18,137	$18,167
Separate Accounts	14,562	15,401	14,782	16,337	17,560	14,562	17,560
Total	$32,699	$33,472	$32,731	$34,521	$35,727	$32,699	$35,727

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

1Q 2024 Financial Supplement	20

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	Change	3/31/2023	3/31/2024	Change

Revenues
Net investment income (loss)	$2	$3	$4	$4	$4	100.0%	$2	$4	100.0%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	360	388	386	404	419	16.4%	360	419	16.4%
Segment revenues	362	391	390	408	423	16.9%	362	423	16.9%

Benefits and other deductions
Commissions and distribution-related payments	228	243	244	253	260	14.0%	228	260	14.0%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	91	94	93	95	105	15.4%	91	105	15.4%
Segment benefits and other deductions	319	337	337	348	365	14.4%	319	365	14.4%

Operating earnings (loss), before income taxes	43	54	53	60	58	34.9%	43	58	34.9%
Income taxes	(11)	(12)	(13)	(15)	(15)	(36.4)%	(11)	(15)	(36.4)%
Operating earnings (loss), before noncontrolling interest	32	42	40	45	43	34.4%	32	43	34.4%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$32	$42	$40	$45	$43	34.4%	$32	$43	34.4%

Revenue by Activity Type

Investment management, service fees and other income:
Investment management and advisory fees	$127	$134	$141	$140	$150	17.7%	$127	$150	17.7%
Distribution fees	218	239	229	246	253	16.0%	218	253	16.0%
Interest income	11	13	13	13	13	15.5%	11	13	15.5%
Service and other income	4	3	3	5	3	(13.3)%	4	3	(13.3)%
Total Investment management, service fees and other income	$360	$388	$386	$404	$419	16.6%	$360	$419	16.6%
Summary Metrics
Pre-tax operating margin	11.88%	13.81%	13.59%	14.71%	13.71%		11.88%	13.71%

Advisory net flows	$828	$697	$909	$544	$(175)	(66.4)%	$828	$(175)	(66.4)%

Total AUA	$75,640	$80,421	$79,359	$87,047	$91,936	21.5%	$75,640	$91,936	21.5%

1Q 2024 Financial Supplement	21

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of					Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	3/31/2023	3/31/2024

AUA Roll-forward
Advisory assets :
Beginning assets	$45,544	$47,844	$50,862	$50,118	$55,072	$45,544	$55,072
Net flows	828	697	909	544	(175)	828	(175)
Market appreciation (depreciation) and other	1,473	2,321	(1,654)	4,410	3,178	1,473	3,178
Advisory ending assets	$47,845	$50,862	$50,118	$55,072	$58,075	$47,845	$58,075

Brokerage and direct assets	$27,796	$29,559	$29,241	$31,975	$33,861	$27,796	$33,861

Total Wealth Management assets	$75,640	$80,421	$79,359	$87,047	$91,936	$75,640	$91,936

Cash balances	$3,200	$2,926	$2,771	$2,953	$2,804	$3,200	$2,804

Advisors
Advisors	4,124	4,101	4,141	4,406	4,320	4,124	4,320
Revenue per advisor TTM (in thousands USD)	$343	$350	$359	$370	$380	$343	$380

Sales by Product Type
Advisory	$2,316	$2,315	$2,369	$2,518	$2,866	$2,316	$2,866
Brokerage and direct	1,099	1,172	1,272	1,308	1,357	1,099	1,357
Retirement, premiums and deposits	3,024	3,231	2,965	3,324	3,570	3,024	3,570
Total sales	$6,439	$6,718	$6,606	$7,150	$7,794	$6,439	$7,794

1Q 2024 Financial Supplement	22

Legacy - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	Change	3/31/2023	3/31/2024	Change

Revenues
Policy charges, fee income and premiums	$34	$44	$40	$37	$47	38.2%	$34	$47	38.2%
Net investment income (loss)	66	60	59	53	62	(6.1)%	66	62	(6.1)%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	106	99	99	104	101	(4.7)%	106	101	(4.7)%
Segment revenues	206	203	198	194	210	1.9%	206	210	1.9%

Benefits and other deductions
Policyholders’ benefits	46	61	53	57	59	28.3%	46	59	28.3%
Remeasurement of liability for future policy benefits	—	—	1	(3)	(2)	(100.0)%	—	(2)	(100.0)%
Interest credited to policyholders’ account balances	12	12	12	9	11	(8.3)%	12	11	(8.3)%
Commissions and distribution-related payments	43	43	45	41	40	(7.0)%	43	40	(7.0)%
Amortization of deferred policy acquisition costs	16	16	16	15	16	—%	16	16	—%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	18	19	20	26	27	50.0%	18	27	50.0%
Segment benefits and other deductions	135	151	147	145	151	11.9%	135	151	11.9%

Operating earnings (loss), before income taxes	71	52	51	49	59	(16.9)%	71	59	(16.9)%
Income taxes	(11)	(7)	(10)	(9)	(8)	27.3%	(11)	(8)	27.3%
Operating earnings (loss), before noncontrolling interest	60	45	41	40	51	(15.0)%	60	51	(15.0)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$60	$45	$41	$40	$51	(15.0)%	$60	$51	(15.0)%

Summary Metrics

Operating earnings (loss) - TTM:	$232	$220	$211	$186	$177	100.0%	$232	$177	100.0%

Average Account Value (TTM)	$22,728	$21,851	$21,530	$21,790	$22,061	100.0%	$22,728	$22,061	100.0%

Return on assets (TTM)	1.23%	1.20%	1.17%	1.02%	0.96%		1.23%	0.96%

Net flows (1)	$(523)	$(569)	$(554)	$(643)	$(659)	(26.0)%	$(523)	$(659)	(26.0)%

In-force Policy Count by Product (in thousands) (2):	293	287	281	277	269		293	269

Notes:
(1) Net of the Venerable transaction.
(2) In-force Policy Count by Product presented on a gross basis includes ceded policies related to the Venerable transaction.

1Q 2024 Financial Supplement	23

Legacy - Select Operating Metrics
	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	3/31/2023	3/31/2024

Account Values
General Account:
Balance as of beginning of period	$925	$905	$887	$876	$849	$925	$849
Net flows (1)	(26)	(24)	(18)	(31)	(24)	(26)	(24)
Investment performance, interest credited and policy charges (2)	6	6	7	4	5	6	5
Balance as of end of period	$905	$887	$876	$849	$830	$905	$830
Separate Accounts:
Balance as of beginning of period	$20,557	$21,115	$21,485	$20,033	$21,316	$20,557	$21,316
Net flows (1)	(497)	(545)	(536)	(612)	(635)	(497)	(635)
Investment performance, interest credited and policy charges (2)	1,055	915	(916)	1,895	1,329	1,055	1,329
Balance as of end of period	$21,115	$21,485	$20,033	$21,316	$22,010	$21,115	$22,010
Total:
Balance as of beginning of period	$21,482	$22,020	$22,372	$20,909	$22,165	$21,482	$22,165
Net flows (1)	(523)	(569)	(554)	(643)	(659)	(523)	(659)
Investment performance, interest credited and policy charges (2)	1,061	921	(909)	1,899	1,334	1,061	1,334
Balance as of end of period	$22,020	$22,372	$20,909	$22,165	$22,840	$22,020	$22,840
Net Amount at Risk (NAR)
Total GMIB NAR (3)	$3,135	$2,992	$2,767	$2,822	$2,502	$3,135	$2,502
Total GMDB NAR (3)	$10,696	$10,082	$10,690	$9,465	$8,982	$10,696	$8,982
MRB Reserves (Net of Reinsurance)	$3,414	$2,797	$3,243	$3,998	$3,368	$3,414	$3,368

Notes:
(1) Net of the Venerable transaction.
(2) Net of the Venerable transaction.
(3) Balance for the three months ended March 31, 2023 was revised from previously filed financial statement supplement.

1Q 2024 Financial Supplement	24

Investments

1Q 2024 Financial Supplement	25

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2023		March 31, 2024
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$67,030	60.7%	$67,606	59.8%
Fixed maturities, at fair value using the fair value option	1,654	1.5%	1,687	1.5%
Mortgage loans on real estate	18,171	16.5%	18,570	16.4%
Policy loans	4,158	3.8%	4,191	3.7%
Other equity investments	3,384	3.1%	3,502	3.1%
Other invested assets	6,719	6.1%	5,724	5.1%
Subtotal investment assets	101,116	91.6%	101,280	89.6%
Trading securities	1,057	1.0%	1,340	1.2%
Total investments	102,173	92.5%	102,620	90.8%
Cash and cash equivalents	8,239	7.5%	10,357	9.2%
Total	$110,412	100.0%	$112,977	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$13,181	17.9%	$15,072	20.1%
Manufacturing	11,333	15.4%	10,691	14.3%
Utilities	6,838	9.3%	7,058	9.4%
Services	8,242	11.2%	8,104	10.8%
Energy	3,758	5.1%	2,655	3.5%
Retail and wholesale	3,253	4.4%	3,004	4.0%
Transportation	2,493	3.4%	2,253	3.0%
Other	190	0.3%	685	0.9%
Total corporate securities	49,288	67.0%	49,522	66.2%
U.S. government and agency	5,735	7.8%	5,759	7.7%
Residential mortgage-backed (2)	2,470	3.4%	2,678	3.6%
Preferred stock	56	0.1%	56	0.1%
State & municipal	614	0.8%	586	0.8%
Foreign governments	719	1.0%	711	1.0%
Commercial mortgage-backed	3,595	4.9%	3,653	4.9%
Asset-backed securities	11,049	15.0%	11,845	15.8%
Total	$73,526	100.0%	$74,810	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$47,694	64.9%	$49,013	65.5%
Baa (NAIC Designation 2)	23,476	31.9%	23,553	31.5%
Investment grade	71,170	96.8%	72,567	97.0%
Below investment grade (NAIC Designation 3 and 4)	2,356	3.2%	2,243	3.0%
Total	$73,526	100.0%	$74,810	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

1Q 2024 Financial Supplement	26

Consolidated Results of General Account Investment Portfolio

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	March 31, 2023		March 31, 2024		December 31, 2023
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	3.95%	$714	4.42%	$821	4.17%	$3,103
Ending assets		72,394		74,810		73,526
Mortgages:
Income (loss)	4.24%	177	5.11%	234	4.65%	806
Ending assets		16,969		18,570		18,171
Other Equity Investments (1):
Income (loss)	4.68%	41	6.24%	54	3.88%	135
Ending assets		3,498		3,519		3,433
Policy Loans:
Income	5.12%	52	5.22%	54	5.30%	216
Ending assets		4,028		4,191		4,158
Cash and Short-term Investments: (3)
Income (loss)	(5.00)%	(23)	(2.00)%	(29)	(2.51)%	(81)
Ending assets		2,219		6,907		4,718
Funding Agreements:
Interest expense and other		(87)		(74)		(425)
Ending (liabilities)		(8,366)		(7,165)		(7,616)
Total invested Assets:
Income (loss)	3.89%	873	4.30%	1,060	3.98%	3,754
Ending assets		90,742		100,832		96,389
Short Duration Fixed Maturities:
Income (loss)	3.79%	1	3.82%	—	4.14%	3
Ending assets		87		15		16
Total Net Investment Income:
Investment income	3.89%	874	4.30%	1,060	3.98%	3,757
Less: investment fees (4)	(0.17)%	(39)	(0.17)%	(41)	(0.18)%	(166)
Investment income, net	3.71%	$835	4.13%	$1,019	3.80%	$3,591
General Account Ending Net Assets		$90,829		$100,847		$96,405
Operating Earnings adjustments:
Funding Agreements interest expense		156		74		425
AB and other non-General Account investment income		84		91		249
Operating Net investment income (loss)		$1,075		$1,183		$4,265
Notes:

(1) Includes, as of March 31, 2023, March 31, 2024 and December 31, 2023, $394 million, $340 million and $361 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(3) Cash and Short-term net of collateral expense.
(4) Fixed maturities yield excludes out of period income adjustment .

1Q 2024 Financial Supplement	27

Additional Information

1Q 2024 Financial Supplement	28

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	3/31/2023	3/31/2024

TOTAL
Beginning balance	$6,369	$6,419	$6,512	$6,599	$6,705	$6,369	$6,705
Capitalization of commissions, sales and issue expenses	202	248	252	274	270	202	270
Amortization	(152)	(155)	(165)	(168)	(172)	(152)	(172)
Ending balance	$6,419	$6,512	$6,599	$6,705	$6,804	$6,419	$6,804

Individual Retirement
Beginning balance	$3,219	$3,264	$3,347	$3,426	$3,508	$3,219	$3,508
Capitalization of commissions, sales and issue expenses	134	175	181	187	202	134	202
Amortization	(89)	(92)	(102)	(105)	(109)	(89)	(109)
Ending balance	$3,264	$3,347	$3,426	$3,508	$3,601	$3,264	$3,601

Group Retirement
Beginning balance	$800	$804	$808	$814	$825	$800	$825
Capitalization of commissions, sales and issue expenses	19	19	20	25	18	19	18
Amortization	(15)	(15)	(14)	(14)	(15)	(15)	(15)
Ending balance	$804	$808	$814	$825	$828	$804	$828

Protection Solutions
Beginning balance	$1,630	$1,644	$1,660	$1,676	$1,700	$1,630	$1,700
Capitalization of commissions, sales and issue expenses	43	46	46	55	44	43	44
Amortization	(29)	(30)	(30)	(31)	(30)	(29)	(30)
Ending balance	$1,644	$1,660	$1,676	$1,700	$1,714	$1,644	$1,714

Legacy
Beginning balance	$593	$583	$575	$564	$555	$593	$555
Capitalization of commissions, sales and issue expenses	6	8	5	7	6	6	6
Amortization	(16)	(16)	(16)	(16)	(15)	(16)	(15)
Ending balance	$583	$575	$564	$555	$546	$583	$546

Corporate and Other
Beginning balance	$127	$124	$122	$119	$117	$127	$117
Capitalization of commissions, sales and issue expenses	—	—	—	—	—	—	—
Amortization	(3)	(2)	(3)	(2)	(3)	(3)	(3)
Ending balance	$124	$122	$119	$117	$115	$124	$115

1Q 2024 Financial Supplement	29

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) changes in the fair value of market risk benefits and purchased market risk benefits, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the market risk benefits which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies, impact of the annual actuarial assumption updates attributable to LFPB; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and changes to the deferred tax valuation allowance.
•
In the fourth quarter of 2023, the Company updated its operating earnings measure to exclude the impact of realized amounts related to equity classified instruments. The recognition of the realized capital gains and losses from investments in current net investment income is generally considered distortive and not reflective of the ongoing core business activities of the segments. The presentation of operating earnings in prior periods was not revised to reflect this modification. The impact to operating earnings was immaterial for the three months ended March 31, 2023.

•
In the first quarter of 2024, the Company began allocating to its business segments collateral expense resulting from a designated rate to be paid on the collateral held back to counterparties. The new segment allocation methodology for collateral expense is based on the income earned on cash equivalents held in the surplus segments and income earned in portfolios backing collateral expenses, such that the collateral expense would be allocated to the segments up to that amount. Any remaining amount is included within Corporate and Other. This expense was previously recorded in Corporate and Other with no allocation to our business segments in prior reporting periods. The presentation of operating earnings in prior periods was not revised to reflect this modification, however, the Company estimated that allocating collateral expense to the segments for the twelve months ended December 31, 2023 and 2022, respectively, would have resulted in a decrease to operating earnings of $4.0 million and $0.8 million for Individual Retirement, $7.7 million and $1.4 million for Group Retirement, $21.9 million and $2.5 million for Protection Solutions, $4.2 million and $1.0 million for Legacy, and an increase of $37.8 million and $5.7 million for Corporate and Other. The impact to operating earnings for each segment during the quarters of 2023 was not material. Total Company operating earnings were not impacted.

Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

1Q 2024 Financial Supplement	30

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

1Q 2024 Financial Supplement	31

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	3/31/2023	3/31/2024

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$177	$759	$1,064	$(698)	$114	$177	$114
Adjustments related to:
Variable annuity product features	861	(65)	(1,380)	1,191	319	861	319
Investment gains (losses), net	87	56	411	159	39	87	39
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	9	9	8	13	17	9	17
Other adjustments (1)	45	62	91	153	91	45	91
Income tax (expense) benefit related to above adjustments	(210)	(13)	183	(319)	(98)	(210)	(98)
Non-recurring tax items (2)	(605)	(367)	36	(23)	8	(605)	8
Non-GAAP Operating Earnings	$364	$441	$413	$476	$490	$364	$490

Net income (loss) attributable to Holdings	$0.49	$2.13	$3.06	$(2.07)	$0.34	$0.49	$0.34
Less: Preferred stock dividends	0.04	0.07	0.04	0.08	0.04	0.04	0.04
Net income (loss) available to Holdings' common shareholders	0.45	2.06	3.02	(2.15)	0.30	0.45	0.30
Adjustments related to:
Variable annuity product features	2.36	(0.18)	(3.97)	3.53	0.96	2.36	0.96
Investment gains (losses), net	0.24	0.16	1.18	0.47	0.12	0.24	0.12
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.02	0.03	0.02	0.04	0.05	0.02	0.05
Other adjustments (1)	0.13	0.17	0.27	0.46	0.27	0.13	0.27
Income tax (expense) benefit related to above adjustments	(0.58)	(0.04)	0.53	(0.95)	(0.29)	(0.58)	(0.29)
Non-recurring tax items (2)	(1.66)	(1.03)	0.10	(0.07)	0.02	(1.66)	0.02
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$0.96	$1.17	$1.15	$1.33	$1.43	$0.96	$1.43

Book Value per common share
Book Value per common share	$6.10	$5.69	$0.23	$3.26	$1.43	$6.10	$1.43
Less: Per share impact of AOCI	(18.15)	(20.39)	(28.66)	(23.30)	(24.93)	(18.15)	(24.93)
Book value per common share (ex. AOCI)	$24.25	$26.08	$28.90	$26.56	$26.36	$24.25	$26.36

Notes:
(1) Includes certain gross legal expenses related to the cost of insurance litigation of $106 million or $0.32 per common share for the three months ended March 31, 2024.
(2) For the three months ended March, 31 2024, non-recurring tax items reflects the effect of uncertain tax positions for a given audit period and for the three months ended March 31, 2023 primarily includes tax valuation allowance decease.

1Q 2024 Financial Supplement	32

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$2,062	$1,302	$1,239
Adjustments related to:
Variable annuity product features	(455)	607	65
Investment (gains) losses	609	713	665
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	51	39	47
Other adjustments	348	351	397
Income tax (expense) benefits related to above adjustments	(116)	(359)	(247)
Non-recurring tax items	(933)	(959)	(346)
Non-GAAP Operating Earnings	$1,566	$1,694	$1,820

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$2,062	$1,302	$1,239
Less: Preferred stock	(80)	(80)	(80)
Net income (loss) available to Holdings' common shareholders	$1,982	$1,222	$1,159
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$9,139	$9,147	$9,045

Return on Equity (ex. AOCI)	21.7%	13.4%	12.8%

Non-GAAP Operating Earnings	$1,566	$1,694	$1,820
Less: Preferred stock	(80)	(80)	(80)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,486	$1,614	$1,740
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$9,139	$9,147	$9,045

Non-GAAP Operating Return on Equity (ex. AOCI)	16.3%	17.6%	19.2%

1Q 2024 Financial Supplement	33

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$5,702	$3,411	$1,401	$3,754	$3,553	$1,642	$2,649	$2,032
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	4,140	1,849	(161)	2,192	1,991	80	1,087	470
Less: Accumulated other comprehensive income (loss)	(4,165)	(6,870)	(8,992)	(6,516)	(7,142)	(9,802)	(7,777)	(8,166)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,305	$8,719	$8,831	$8,708	$9,133	$9,882	$8,864	$8,636

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024

Equity Reconciliation - Twelve Month Rolling Average
Total equity attributable to Holdings' shareholders	$8,915	$6,848	$4,610	$3,567	$3,030	$2,588	$2,900	$2,469
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	7,353	5,286	3,048	2,005	1,468	1,026	1,338	907
Less: Accumulated other comprehensive income (loss)	(572)	(2,759)	(5,333)	(6,636)	(7,380)	(8,113)	(7,809)	(8,222)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$7,925	$8,045	$8,381	$8,641	$8,848	$9,139	$9,147	$9,129

1Q 2024 Financial Supplement	34

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV is reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period.
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an asset management company. No other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means Equitable Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means Equitable Financial Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of EFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Legacy - The Legacy segment consists of our fixed-rate GMxB business written prior to 2011. In 2023, we began reporting this business separately from our Individual Retirement business.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Protection Solutions Benefit Ratio - Calculated as the sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.

1Q 2024 Financial Supplement	35

Return of Premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings (loss), before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue divided by the average number of advisors for each of the most recent four quarters.
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

1Q 2024 Financial Supplement	36

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Citi		Michael Ward			1 (212) 816-4269
Deutsche Bank		Cave Montazeri			1 (212) 250-2798
Dowling & Partners		Joel Hurwitz			1 (860) 676-7312
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
Goldman Sachs		Alex Scott			1 (212) 902-9592
Jefferies		Suneet Kamath			1 (212) 778-8602
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Bob Jian Huang			1 (212) 761-6136
Raymond James		Wilma Burdis			1 (727) 567-9371
Truist Securities		Mark Hughes			1 (615) 748-4422
UBS		Brian Meredith			1 (212) 713-2492
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Feb '24	Feb '24	Dec '23

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A1
Equitable Financial Life Insurance Company of America			A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.			bbb+	A-	Baa1
AllianceBernstein L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Erik Bass	Thomas Lewis			Sophia Kim
(212) 314-2476				(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
ir.equitableholdings.com				www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '23, Moody’s as of Mar '24.

1Q 2024 Financial Supplement	37